SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 28, 1996
                                                  -----------------


                        FGIC SECURITIES PURCHASE, INC.
                --------------------------------------------
            (Exact name of Registrant as specified in its charter)



   Delaware                     0-19564              13-3633082
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(State or other                 (Commission         (I.R.S. Employer
jurisdiction of                 File Number)       Identification No.)
incorporation)


             115 Broadway, New York, New York  10006
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          (Address of principal executive officers)    (Zip Code)



Registrant's telephone number, including area code: (212) 312-3000
                                                    --------------


Item 5.   Other Events
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     An  exhibit  is  filed  herewith  in  connection with  the  Registration
Statement on Form S-3 (File No. 33-84062) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit consists of the consent of KPMG Peat Marwick LLP relating to
(i) the incorporation by reference of their report dated February 9, 1996 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1994, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1995; and (ii) the reference to them under Experts in the Prospectus Supplement dated December 28, 1996 relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $8,000,000 principal amount plus interest of Floating Rate Monthly Demand Industrial Development Revenue Bonds (Hutto-Cardon Office Project).


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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                                   EXHIBITS

          Item 601 of
          Regulation S-K
          Exhibit Reference
          Number
          ------

          (23)           Consents of experts and counsel:

                         (j)  Consent of KPMG Peat Marwick LLP


                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   FGIC SECURITIES PURCHASE, INC.
                                   ------------------------------
                                             (Registrant)



                                   By: __________________________
                                         Name:  Carolanne Gardner
                                         Title: Asst. Secretary

Dated: December 30, 1996




                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549









                        FGIC SECURITIES PURCHASE, INC.








                        EXHIBITS TO CURRENT REPORT ON
                       FORM 8-K DATED DECEMBER 28, 1996










                                               Commission File Number 0-19564


                                EXHIBIT INDEX



Exhibit No.    Description                                  Page
-----------    -----------                                  ----

(23)           Consents of experts and counsel:

                    (j)  Consent of KPMG Peat Marwick LLP